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                                                                    Exhibit 10.4

                              [MBIA LOGO]


                                  EXHIBIT A
                   TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER: 21418

                      NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 21418


State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY 10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

        The undersigned, a duly authorized officer of [                      ],
as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
21418 (the "Policy") issued by the Insurer in respect of the $241,625,000 FIRSTPLUS Home Loan Trust 1996-2, FIRSTPLUS Asset-Backed Certificates, Series 1996-2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class A-8 (the "Obligations"), that:

             (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of June 1, 1996 among FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, FIRSTPLUS INVESTMENT CORPORATION, as Depositor and the Trustee, as trustee for the Owners;

             (ii)    the Interest Remittance Amount with respect to the Class A
        Certificates for the Distribution Date occurring on [           ] (the
        "Applicable Distribution Date") is $[     ];

             (iii)   the Principal Remittance Amount with respect to the Class
        A Certificates for the Applicable Distribution date is $[    ];

             (iv)    the Amount Available respecting the Applicable
        Distribution Date is $[    ];

             (v) the amount of any previously distributed Amount Available that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent
        jurisdiction (the "Preference Amount") is $[     ];


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                                  [MBIA LOGO]

             (vi) the amount by which the sum of the Interest Remittance Amount with respect to the Class A Certificates and the Principal Remittance Amount with respect to the Class A Certificates exceeds
        the Amount Available (the "Deficiency Amount") is $[     ];

             (vii)   the sum of the Deficiency Amount and the Preference Amount
        (the "Guaranteed Payment"), is $[    ];

             (viii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Guaranteed Payment set forth in (vii) above to be applied to the payment of the Remittance Amount for the Applicable Distribution Date in accordance with the Pooling and Servicing Agreement; and

             (ix) the Trustee directs that payment of the Guaranteed Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
        Policy:  [TRUSTEE'S ACCOUNT].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

        Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A
Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

        IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the     day of       ,      .

                                        [TRUSTEE]



                                        By
                                          ------------------------------------

                                        Title
                                             ---------------------------------



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                                  [MBIA LOGO]

                CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:   $241,625,000                                  POLICY NUMBER 21418
               FIRSTPLUS Home Loan Trust 1996-2
               FIRSTPLUS Asset-Backed Certificates, Series 1996-2
               Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
               Class A-7 and Class A-8

        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Guaranteed Payment will be received by First Trust of California, National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Guaranteed Payment. The Insurer's obligations hereunder with respect to a particular Guaranteed Payment shall be discharged to the extent funds equal to the applicable Guaranteed Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Guaranteed Payments shall be made only at the time set forth in this Policy and no accelerated Guaranteed Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Guaranteed Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent of
(i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Distribution Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the
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                                  [MBIA LOGO]

Insurer (the "Fiscal Agent"), of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making a claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

        Guaranteed Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Guaranteed Payment less, in respect of Guaranteed Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Guaranteed Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        As used herein, the following terms shall have the following meanings:

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Pooling and Servicing Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means, as of any Distribution Date, the amount by which the sum of the Interest Remittance Amount and the Principal Remittance Amount for the Class A Certificates exceeds the Amount Available for distribution on such Class A Certificates for such Distribution Date.

        "Guaranteed Payment" means as of any Distribution Date (i) any Deficiency Amount and (ii) any unpaid Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Guaranteed Payment which shall be due and owing on the applicable Distribution Date.

        "Owner" means each registered holder of a Class A Certificate (other than the Trust Fund, the Depositor or the Servicer) who, on the applicable Distribution Date, is entitled under the terms of the related Class A Certificate to payment thereunder.

        "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of June 1, 1996 among FIRSTPLUS FINANCIAL, INC., a Texas corporation, as transferor and servicer (the "Transferor" or "Servicer"), FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, as depositor (the "Depositor"), and First Trust of California, National Association, a national banking association, as trustee (the "Trustee"), without regard to any amendment or supplement thereto.


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                                  [MBIA LOGO]

        "Preference Amount" means any amount previously distributed to an Owner with respect to a Class A Certificate that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment or modification to the Pooling and Servicing Agreement unless such amendment of modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

        The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York, 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

        This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.



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                                  [MBIA LOGO]

        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 21st day of June, 1996.

                                        MBIA INSURANCE CORPORATION

                                        /s/ RICHARD WEILL
                                        ------------------------------------
                                        President

Attest:                                 /s/ [ILLEGIBLE]
                                        ------------------------------------
                                        Assistant Secretary



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